UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
          Filed by the Registrant ☑
          Filed by a Party other than the Registrant ☐
          Check the appropriate box:
          ☐ Preliminary Proxy Statement
          ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          ☑ Definitive Proxy Statement
          ☐ Definitive Additional Materials
          ☐ Soliciting Material Pursuant to §240.14a-12

CHINA XD PLASTICS COMPANY LIMITED

(Name of Registrant as Specified In Its Charter)
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was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CHINA XD PLASTICS COMPANY LIMITED
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 1, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of China XD Plastics Company Limited, a Nevada corporation, will be held on December 1, 2009 at 10:00 a.m. local time at the Company’s New York office, located at 11 Broadway Suite 1004, New York, NY 10004  for the following purposes:

    1.   To elect seven directors to serve until the 2010 Annual Meeting of Stockholders and until their respective successors are elected and qualify from among the following nominees: Jie Han, Taylor Zhang, Qingwei Ma, Lawrence Leighton, Cosimo Patti, Linyuan Zhai, and Yong Jin.

    2.   To vote on ratifying the selection of Moore Stephens HK as its independent auditor for 2009.

    3.  To approve the 2009 Stock Option / Stock Issuance Plan.

4.  To transact such other business as may be properly brought before the Annual Meeting and at any postponements or adjournments thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later postponement or adjournment, the Annual Meeting may be postponed or adjourned.

The Board of Directors has fixed the close of business on October 26, 2009 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.  Only holders of record of the Company’s common stock, $0.0001 par value, or Series B Preferred Stock $0.0001 par value, at that time will be entitled to receive notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are requested to authorize a proxy to vote your shares by filling in and signing the enclosed proxy card, and by mailing it promptly in the enclosed postage-prepaid envelope. You may also authorize a proxy to vote your shares electronically by following the instructions on your proxy card. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

/s/  Jie Han
Chief Executive Officer
No. 9 Qinling Road
Yingbin Road Centralized Industrial Park
Harbin Development Zone
Heilongjiang, P.R. China
November 20, 2009

IMPORTANT:

Regardless of the number of shares you own, your vote is important. Please complete, sign, date and promptly return the enclosed proxy card to vote your shares by following the instructions on your proxy card.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Proxy Statement

This proxy statement is furnished to the stockholders of China XD Plastics Company Limited, a Nevada corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at our 2009 Annual Meeting of Stockholders to be held on Tuesday, December 1, 2009 at 10:00 a.m. local time at the Company’s New York office located at 11 Broadway Suite 1004, New York, NY 10004 and at any and all adjournments of the Annual Meeting. This proxy statement and the accompanying Notice of Annual Meeting and proxy card are first being sent to stockholders on or about November 20, 2009.

Please mark, date, sign and return the enclosed Proxy in the accompanying postage-prepaid, return envelope as soon as possible so that, if you do not attend the Annual Meeting, your shares may be voted.

Record Date and Voting

The close of business on October 26, 2009 has been fixed as the record date for determining the holders of shares of common stock and Series B Preferred Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the record date, there were 40,789,874 shares of common stock and 1,000,000 shares of Series B Preferred Stock, outstanding and entitled to vote at the Annual Meeting. The common stock and Series B Preferred Stock will vote together as a single class on all matters voted on at the Annual Meeting.

Each outstanding share of common stock on the record date is entitled to one vote.  The 1,000,000 shares of Series B Preferred Stock are entitled to the voting power of 40% of the combined voting power of the entire Company’s common stock and preferred stock.  For the purposes of this Annual Meeting each outstanding share of Series B Preferred Stock on the record date is entitled to 27.19 votes. The total amount of votes eligible to vote on the record date was 67,983,123 votes.

The presence at the Annual Meeting of a majority of the voting power of the shares of common stock and Series A Preferred Stock on a combined basis, or 33,991,561 votes, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. A “broker non-vote” refers to a share represented at the Annual Meeting which is held by a broker or other nominee who has not received instructions from the beneficial owner or person entitled to vote such share and with respect to which, on one or more but not all proposals, such broker or nominee does not have discretionary voting power to vote such share. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal (other than the election of directors) has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal.

With respect to Proposal 1 (the election of directors), the nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be declared elected.  An affirmative vote of a majority of the combined voting power of the shares of common stock and Series B Preferred Stock, present and voting at the Annual Meeting, either in person or by proxy, is required for approval of Proposal 2 (ratification of independent auditors) and Proposal 3 (approval of the 2009 Stock Option / Stock Issuance Plan).

Cumulative voting is not permitted at the Annual Meeting.

    If a properly signed proxy is submitted but not marked as to a particular item, the proxy will be voted FOR the election of the one director of the Company named in this proxy statement, FOR the ratification of the selection of Moore Stephens HK as its independent auditor for 2009, and FOR the approval of the 2009 Stock Option / Stock Issuance Plan.

    The Board of Directors does not know of, and it is not anticipated that, any matters other than those set forth in the proxy statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in the discretion of the proxy holders.

An automated system administered by our transfer agent will tabulate votes of the holders of common stock and Series B Preferred Stock cast by proxy. An employee of the Company will tabulate votes cast in person at the Annual Meeting.

Solicitation

    You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold beneficially in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

    The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock or preferred stock. We may conduct further solicitation personally, telephonically, by facsimile or by other electronic or written means through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

Revocability of Proxy

    You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may do this by granting a new proxy, by filing a written revocation with the Chief Executive Officer of the Company, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting without further action will not cause your previously granted proxy to be revoked. You may change your proxy instructions for shares you beneficially own by submitting new voting instructions to your broker or nominee.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members. Our Bylaws provide that the size of the Board shall be not less than one member nor more than 15 members. The Board has fixed its size at seven members. Seven nominees will stand for election at the Annual Meeting and if elected will serve until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualify. The following individuals have been nominated to serve as directors: Jie Han, Taylor Zhang, Qingwei Ma, Lawrence Leighton, Cosimo Patti, Linyuan Zhai, and Yong Jin.

    All seven of the nominees currently serve on the Board. Jie Han and Qingwei Ma were appointed by the Board of Directors on December 31, 2008. Taylor Zhang, Lawrence Leighton, Cosimo Patti, Linyuan Zhai, and Yong Jin were appointed by the Board of Directors on May 14, 2009.  Paul Kelly, Craig Burton and Leonard J. Battagha resigned from our Board of Directors effective December 31, 2008. Junjie Ma resigned from our Board of Directors on May 14, 2009.

    The Board anticipates that each of the nominees, if elected, will serve as a director. In the unexpected event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the voting power represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of such proxies.

Information Regarding Nominees

Jie Han. Mr. Han, age 44, co-founded Harbin Xinda Macromolecule Material Company Limited (Harbin Xinda). in 2004, and has been employed by Xinda since that time. In January 2008 Mr. Han was appointed Chairman and Chief Executive Officer of Xinda. Prior to organizing Harbin Xinda, Mr. Han had been associated with the Harbin Xinda Nylon Factory, which he founded in 1985. With 24 years of experiences in the industry, Mr. Jie Han is an expert in the management and financial works dealing with the manufacture and distribution of modified plastic products. Mr. Han currently serves as an executive director of China Plastic Processing Industry Association and is also a director of the Heilongjiang Industry and Commerce Association. In addition, Mr. Han serves as a deputy to the Harbin Municipal People’s Congress.

Qingwei Ma. Mr. Ma, age 35, has been employed as General Manager of Xinda since it was founded in 2004. In 2008 he was promoted to Chief Operating Officer. Prior to joining Xinda, Mr. Ma was employed for six years by Harbin Xinda Nylon Factory as Manager of Quality Assurance, then as Manager of Research and Development, and finally as Production Manager. In 1997 Mr. Ma was awarded a bachelor’s degree by the Northern China Technology University, where he specialized in the chemical engineering of high polymers. Mr. Ma has 11 years of experiences in the industry. He also published two articles in China’s key journals in the areas of modified plastic industry. In 2001 Mr. Ma was selected as “Harbin Quality Work Advanced Enterprise and Advanced Worker”; in 2004 he was awarded the Heilongjiang First Professional Manager Qualification Certificate. One of his inventions, “compound nano modified materials dedicated to the automobile bumper” won the “Science and Technology Progress Awards” issued by Harbin Municipality.

Taylor Zhang Mr. Zhang, age 31, is a native of Harbin and has over seven years of experience  in finance and operation in a broad range of industries. Prior joining China XD, Mr. Zhang served as CFO of  Advanced Battery Technologies, Inc (Nasdaq: ABAT). From 2007 to 2008, he served as Executive Vice President of Finance in China Natural Gas (Nasdaq: CHNG). From 2005 to 2007, Mr. Zhang worked as a research  analyst in New York Private Equity . He holds a MBA from University of  Florida.

Lawrence W. Leighton. Mr. Leighton, age 75, has had an extensive 40-year international investment banking career.  Mr. Leighton received his BSE degree in engineering from Princeton University and an MBA degree from Harvard Business School. His previous positions includes Co-Head of the Corporate Finance Department  at  Clark, Dodge & Co. , Limited Partner of Bear Stern, Managing Director of JPMorgan Chase Bank and CEO of the U.S. investment bank of Credit Agricole, the major French Bank.

Cosimo J. Patti, age 59, Mr. Patti’s previous positions include roles as Senior Director of Strategy Management, Director of Business Strategy, and Senior Vice President of Lehman Brothers. He is an Arbitrator of SEC and National Association of Securities. Mr. Patti has been an Independent Director of American Oriental Bioengineering Inc. (NYSE: AOB) since 2004.

Linyuan  Zhai. Mr. Zhai, age  60, worked for China FAW Group Corporation for 37 years with abundant experience in terms of technology, production, and business management. He is a Senior Expert in the auto industry. Mr. Zhai served as general manager of automobile manufacturing , successfully led Four Ring Company, a subsidiary of FAW group, to go public in China. He is one of the pioneers and outstanding  contributors of FAW group’s success.

Yong Jin. Jin, age 74, a professor at Tsinghua University and anacademician of the Chinese Academy of Engineering, is an executive member of Chemical Industry and Engineering Society of China and Chinese society of particuology, vice chairman of China Institute of Ecological Economy, director of Industrial Ecology Economy and Technology Committee, Council Convenor of the Chemical discipline in the State Council Academic Degrees Committee, professional advisers for Beijing Municipal Government, Lectureship Award recipient in fluidization by American Institute of Chemical Engineers (AIChE), the world's leading organization for chemical engineering professionals, with more than 40,000 members from 93 countries, consultant for the Germany magazine " Chemical engineering & technology ". Jin has published and presented more than 350 papers in important journals and conferences domestically and internationally, 138 of which were included in Science. Jin also has more than 30 patent applications.

There is no family relationship between any director, nominee, or executive officer of the Company.

Required Vote and Recommendation

    The holders of the common stock and Series B Preferred Stock, voting together as a single class, are entitled to elect the members of the Board.

    The seven nominees receiving the most votes (providing a quorum is present) will be elected as directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted FOR the nominees set forth in Proposal 1 unless contrary instructions or an abstention are indicated in the proxy.

The Board of Directors unanimously recommends a vote FOR each and all of the nominees.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC AUDITORS

The Board recommends that the stockholders ratify the Board’s selection of Moore Stephens HK as the principal registered independent auditor of the Company for the 2009 fiscal year. A representative of Moore Stephens HK is expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

    Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Moore Stephens HK to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Required Vote and Recommendation

    The affirmative vote of the holders of a majority of the combined voting power ofthe common stock and Series B Preferred Stock, voting together as a single class, present or represented by proxy at the Annual Meeting, is required to ratify the selection of Moore Stephens HK.  Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote, although they will count towards the presence of a quorum. Proxies will be voted for ratifying the selection of Moore Stephens HK as our independent auditor for fiscal year 2009 unless contrary instructions are set forth on the enclosed proxy card.

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Moore Stephens HK as the Company’s independent auditor for fiscal year 2009.

PROPOSAL 3
APPROVAL OF 2009 STOCK OPTION / STOCK ISSUANCE PLAN

Stockholders are being asked to approve the new 2009 Stock Option / Stock Issuance Plan (the “Plan”).  The Board has approved the Plan, subject to approval from the stockholders at the Annual Meeting.    If the shareholders do not approve the Plan, the Company will not be authorized to issue incentive stock options under the Internal Revenue Code of 1986, as amended.

The Board believes that long-term incentive compensation programs align the interests of management, employees and the stockholders to create long-term shareholder value. The Board believes that plans such as the Plan increase the Company’s ability to achieve this objective, especially, in the case of the Plan, by allowing for several different forms of long-term incentive awards, which the Board believes will help the Company to recruit, reward, motivate and retain talented personnel.

The Board strongly believes that the approval of the Plan is essential to the Company’s continued success. In particular, the Board believes that the Company’s employees are its most valuable assets and that the awards permitted under the Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company competes. Such awards also are crucial to the Company’s ability to motivate employees to achieve its goals.

A general description of the principal terms of the Plan approved by the Board of Directors is set below. This description is qualified in its entirety by the terms of the Plan set forth in Appendix A.

General.

The Plan provides for the grant of the following types of incentive awards: (i) stock options and (ii) stock issuances. Each of these is referred to individually as an “Award.” Those who will be eligible for Awards under the Plan include employees, directors and independent contractors who provide services to the Company and its affiliates. As of October 26th, 2009, approximately 32 employees and directors would be eligible to participate in the Plan.

Number of Shares of Common Stock Available Under the Plan.

The Board has reserved 7,800,000 shares of the Company’s common stock for issuance under the Plan. As of October 26, 2009, 1,790,000 stock awards have been granted under the Plan.

If the Company declares a dividend or other distribution or engages in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Company’s common stock, the Board will adjust the number and class of shares that may be delivered under the Plan, the number, class, and price of shares covered by each outstanding Award, and the numerical per-person limits on Awards.

Shares of common stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

Administration of the Plan.

The Board will administer the Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to a committee of the Board (the “Committee”). Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.  Subject to the terms of the Plan, the Board has the sole discretion to select the employees, independent contractors, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the Plan and outstanding Awards.

Options.

The Board is able to grant nonqualified stock options and incentive stock options under the Plan. The Board determines the number of shares subject to each option. Incentive options may only be granted to employees.  The aggregate fair market value of the shares of common stock for which one or more options granted to any employee under the Plan may for the first time become exercisable as incentive options during one calendar year may not exceed $100,000.

The Board determines the exercise price of options granted under the Plan, provided the exercise price (i) of incentive stock options must be at least equal to the fair market value of the Company’s common stock on the date of grant and (ii) of non-statutory stock options must be at least equal to 85% of the fair market value of the Company’s common stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock must be at least 110% of the fair market value of the common stock on the grant date.

The term of an option may not exceed ten years, except incentive stock options granted to an employee who is a 10% stockholder may not exceed five years.

Unless otherwise determined by the Board, after a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for (i) 90 days following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) for reasons other than death, disability or misconduct, (ii) one year following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) due to death or disability. Unless otherwise determined by the Board or Board, if a participant ceases to be employed by the Company on the account of (i) termination by the Company for defined misconduct, any option held by the participant shall (A) terminate on the date on which the participant ceases to be employed by, or provide service to, the Company, or the date on which such option would otherwise expire, if earlier.

The Administrator shall have the discretion to grant options that are exercisable for unvested shares.  Should the optionee’s service cease while the shares issued upon the early exercise of the optionee’s option are still unvested, the Company shall have the right to repurchase any or all of the unvested shares in accordance with the Plan.

Stock Issuance.

The Board may transfer shares of Company stock to a Plan participant pursuant to a stock issuance, either through the immediate purchase of such shares or as a bonus for services rendered the Company.  Stock issuances will vest in accordance with the terms and conditions established by the Board in its sole discretion. The Board will determine the number of shares granted pursuant to an Award of stock.   Vesting conditions on stock issuances granted to non-officer employees may not be more restrictive than 20% per year vesting, with the initial vesting to occur no later than one year after the shares are issued.

The Board shall fix the purchase price per share of stock issuance.  Shares issued to 10% stockholders must not have a purchase price per share less than 100% of the fair market value per share of common stock on the date of issuance.  Shares issued to other Plan participants shall not be less than 85% of the fair market value per share of common stock on the date of issuance.

The participant shall have full stockholder rights with respect to any shares of common stock issued to the participant under the Plan, whether or not the participant’s interest in those shares is vested. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Should the participant cease to remain in service while holding one or more unvested shares issued under the Plan or should the performance objectives not be attained with respect to one or more such Unvested Shares, then the Company has the right to repurchase the unvested shares at the lower of (a) the purchase price paid per share or (b) the fair market value per share on the date participant’s service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Board and set forth in the document evidencing such repurchase right.

The Board may in its discretion waive the surrender and cancellation of one or more unvested Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s service ceases or he or she attains the applicable performance objectives.

Transferability of Awards.

Except as described below, Stock Option Awards granted under the Plan are generally not transferable, and all rights with respect to a Stock Option Award granted to a participant generally will be available during a participant’s lifetime only to the participant. A participant may not transfer those rights except by will or by the laws of descent and distribution. Participant may transfer non-statutory stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members or to a transferee’s former spouse, consistent with applicable securities laws, provided that the participant receives no consideration for the transfer of an option and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

The Company has the right of first refusal with respect to any proposed disposition by an optionee or a participant of any shares of common stock issued under the Plan.  Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Board and set forth in the document evidencing such right.

Change of Control.

In the event of a change of control, each outstanding option which is at the time outstanding automatically will become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, and the restrictions and conditions on all outstanding stock issuances will lapse immediately prior to the specified effective date of such change of control, for all of the shares at the time represented by such option or stock issuance. An outstanding option shall not so fully vest and be exercisable and released from such limitations and a stock issuance will not be released from such restrictions and restrictions on stock issuances if and to the extent: (i) such option or stock issuance is, in connection with the change in control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option, stock appreciation right or stock issuance with respect to shares of the capital stock of the successor corporation or parent thereof, or (ii) such option or stock issuance is to be replaced with a cash incentive program of the successor corporation or parent thereof which preserves the compensation element of such option or stock issuance existing at the time of the change in control and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or stock issuance. The determination of option or stock issuance comparability under clause (i) above will be made by the Board.

Effective upon the consummation of the change of control, all outstanding options or stock issuances under the Plan will terminate and cease to remain outstanding, except to the extent assumed by the successor company or its parent.

Amendment and Termination of the Plan.

The Board will have the authority to amend, alter, suspend or terminate the Plan, except that shareholder approval will be required for any amendment to the Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Board and which agreement must be in writing and signed by the participant and the Company. The Plan will terminate on May 26, 2019, unless the Board terminates it earlier or it is extended by the Company with the approval of the shareholders.

Although there may be adverse accounting consequences to doing so, options may be granted and shares may be issued under the Plan which are in each instance in excess of the number of shares of common stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of common stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Company shall promptly refund to the optionees and the participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

Number of Awards Granted to Employees, Consultants, and Directors

The number of Awards that an employee, director or consultant may receive under the Plan is in the discretion of the Board and therefore cannot be determined in advance.

Federal Tax Aspects

The following discussion is intended only as a summary of the general United States income tax laws in effect as of October 2009 that apply to Awards granted under the Plan and the sale of any Shares acquired through the Awards.  However, the federal, state, and local tax consequences to any particular taxpayer will depend upon your individual circumstances.  Also, if you are not a United States taxpayer, the taxing jurisdiction, or jurisdictions which apply to you will determine the tax effect of your participation in the Plan.  Accordingly, the Company strongly advises you to seek the advice of a qualified tax advisor regarding your participation in the Plan.

What are the tax effects of nonstatutory stock options and stock appreciation rights?

If you are granted a nonstatutory stock option or a stock appreciation right (with an exercise price at least equal to the fair market value of our common stock on the date of grant, as required by the Plan), you are not required to recognize income at the time of grant.  However, when you exercise the nonstatutory stock option or stock appreciation right, you will recognize ordinary income to the extent the value of the Shares on the date of exercise (and any cash) you receive exceeds the exercise price you pay.  If you exercise a nonstatutory stock option and pay the exercise price in Shares, or in a combination of Shares and cash, you will have ordinary income upon exercise to the extent that the value (on the date of exercise) of the Shares you purchase is greater than the value of the Shares you surrender, less the amount of any cash paid upon exercise.

As a result of Section 409A of the Code and the regulations and guidance promulgated thereunder by the United States Department of Treasury or Internal Revenue Service (“Section 409A”), however, nonstatutory stock options and stock appreciation rights granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meet another exception permitted by Section 409A to avoid early income recognition in the year of vesting and an additional twenty percent (20%) tax, plus penalty and interest charges.  Certain states, have laws similar to Section 409A and as a result, discount options may result in additional state income, penalty and interest taxes.  If you are an employee, the Company will be required to withhold from, and report to you and the federal government on Form W-2, any such income.  We strongly encourage you to consult your tax, financial, or other advisor regarding the tax treatment of such Awards.

Any gain or loss you recognize upon the sale or exchange of Shares that you acquire generally will be treated as capital gain or loss and will be long-term or short-term depending on whether you held the Shares for more than one (1) year.  The holding period for the Shares will begin just after the time you recognize income (though it could potentially begin sooner if you are taxed on the date of vesting with respect to discounted stock appreciation rights and nonstatutory stock options, as described above).  The amount of such gain or loss will be the difference between:

•	the amount you realize upon the sale or exchange of the Shares, and

•	the value of the Shares at the time you recognize ordinary income.

What are the tax effects of incentive stock options?

Incentive stock options are options that are intended to qualify for the special tax treatment available under Section 422 of the Code.  You will generally not recognize income as a result of the grant or exercise of incentive stock options.  However, you will recognize gain at the time of sale or other disposition of the Shares acquired upon exercise of your incentive stock option.  Any gain generally will be taxed at long term capital gain rates if you sell Shares that you purchased through the exercise of an incentive stock option:

•	more than two (2) years after the date of grant of the incentive stock option, and

•	more than one (1) year after the date of exercise of the incentive stock option.

However, if you sell Shares purchased through the exercise of an incentive stock option within either the two (2) year or one (1) year holding periods described above, generally any gain up to the excess of the fair market value of the Shares on the date of exercise over the exercise price will be treated as ordinary income.  Any additional gain generally will be taxable at long-term or short-term capital gain rates, depending on whether you have held the Shares for more than one (1) year.

If you dispose of Shares that you purchased through the exercise of an incentive stock option without meeting both of the above holding periods in a transaction in which you would not recognize a loss (for example, a gift), the excess of the value of the Shares on the exercise date over the exercise price will be treated as ordinary income.

Any loss that you recognize upon disposition of Shares purchased through the exercise of an incentive stock option, whether before or after expiration of the two (2) year and one (1) year holding periods above, will be treated as a capital loss.  That loss will be long-term or short-term depending on whether you have held the Shares for more than one (1) year.

What about incentive stock options and the alternative minimum tax?

If you are subject to the alternative minimum tax, the rules that apply to incentive stock options described above do not apply.  Instead, alternative minimum taxable income generally is computed under the rules that apply to nonstatutory stock options.  Accordingly, if you hold incentive stock options and are subject to the alternative minimum tax, you should be sure to consult your tax adviser before exercising any incentive stock options.

What are the tax effects of restricted stock?

Unless you make an election under Section 83(b) of the Code, you will not recognize taxable income at the time you receive an Award of restricted stock under the Plan.  Instead, you will have ordinary income when (and if) the Shares vest and no longer can be forfeited.  If you make a Section 83(b) election within thirty (30) days of the grant of restricted stock, you will recognize ordinary income at the time you receive the restricted stock, without regard to the vesting provisions.  However, if you later forfeit any unvested Shares, you will not be allowed a tax deduction with respect to the forfeiture.  In all cases, the amount of ordinary income that you recognize will equal the fair market value of the Shares at the time you recognize income, less the amount (if any) you paid for the Shares.

Any gain or loss you recognize upon the sale or exchange of Shares that you acquire through a grant of restricted stock generally will be treated as capital gain or loss and will be long-term or short-term depending upon the holding period of the Shares.

What are the tax effects of Awards for the Company?

The Company generally will receive a deduction for federal income tax purposes in connection with an Award equal to the ordinary income the Participant realizes, subject to Section 162(m) of the Code, which limits a public company’s tax deduction for compensation paid to certain of its executives to $1,000,000 per executive, except for certain types of compensation, including qualified “performance-based” compensation.

Is the Plan subject to ERISA?

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2006 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Vote Required

The affirmative vote of the holders of a majority of the combined voting power of the Company’s Common Stock and Series B Preferred Stock, voting together as a single class, present or represented by proxy at the Annual Meeting, is required to approve the Plan and set the number of shares of Common Stock reserved for issuance thereunder to 7,800,000.

The Board of Directors unanimously recommends a vote FOR the approval of the 2009 Stock Option / Stock Issuance Plan.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors and its Committees

The Board of Directors has established audit, nominating and compensation committees.

The Board of Directors has determined that at least 50% of its members are “independent” within the meaning of AMEX rules as applicable to a smaller reporting company. Specifically, Messrs. Leighton, Patti, Zhai and Jin are independent.

The Board schedules regular executive sessions at each of its meetings, in which non-employee directors meet without management participation. In addition, at least once each year the independent directors meet without non-independent director participation.   Each of the directors attended at least 75% of the aggregate Board meeting and relevant committee meetings in 2008. The Board expects all directors to attend annual meetings of shareholders.

Audit Committee.  The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The current members of this committee are Messrs. Leighton (Chair), Patti, and Zhai.  The Board has determined that the members of the Audit Committee are “independent” under the rules of the SEC and the AMEX. In addition to being independent, Mr. Leighton has been determined by the Board to be an “audit committee financial expert” as defined by the SEC and the AMEX. Mr. Leighton’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations or liability that are greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

The Audit Committee, among other functions, has the sole authority to appoint and replace the independent auditors, is responsible for the compensation and oversight of the work of the independent auditors, reviews the results of the audit engagement with the independent auditors, and reviews and discusses with management and the independent auditors quarterly and annual financial statements and major changes in accounting and auditing principles. The Board has adopted a written charter for the Audit Committee. The Audit Committee charter may be obtained free of charge by writing to China XD Plastics Company Limited, No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang, P.R. China, Attention: Chief Executive Officer or by accessing the “Investor Relations” section of our website (www.chinaxd.net).

Compensation Committee.  The Board of Directors has established a Compensation Committee. The current members of this committee are Messrs. Patti (Chair), Leighton, and Zhai. The Board has determined that all of the members of the Compensation Committee are “independent” members of the Compensation Committee under the rules of the AMEX.

The Compensation Committee, among other functions, reviews and recommends compensation structures, programs and amounts, and establishes corporate and management performance goals and objectives. The determinations of the Compensation Committee typically are ratified by the full Board of Directors, including a majority of independent directors. In performing its functions with respect to management and employees, the Compensation Committee may rely upon the recommendations of or delegate authority to our Chief Executive Officer. The Board has adopted a written charter for the Compensation Committee. A copy of the Compensation Committee charter may be obtained free of charge by writing to China XD Plastics Company Limited, No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang, P.R. China, Attention: Chief Executive Officer or by accessing the “Investor Relations” section of our website (www.chinaxd.net).

Nominating Committee.  The Board of Directors has established a Nominating Committee. The current members of this committee are Messrs. Zhai (Chair), Jin and Patti. The Board has determined that the members of the Nominating Committee are “independent” under the rules of the AMEX. The Nominating Committee generally monitors, reviews, and makes recommendations on (i) Board composition including assessment of skills, performance, and independence, and (i) appointment of the Chief Executive Officer and management succession. The Board has adopted a written charter for the Nominating Committee. A copy of the Nominating Committee charter may be obtained free of charge by writing to China XD Plastics Company Limited, No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang, P.R. China, Attention: Chief Executive Officer or by accessing the “Investor Relations” section of our web site (www.chinaxd.net).

Consideration of Director Nominees

    In evaluating and determining whether to recommend a person as a candidate for election as a director, the Nominating Committee considers the person’s qualities and skills, which include business and professional background, history of leadership or contributions to other organizations, function skill set and expertise, general understanding of marketing, finance, accounting and other elements relevant to the success of a publicly-traded company in today’s business environment, and service on other boards of directors. There are no specific minimum qualifications for nominees. The Nominating Committee may employ a variety of methods for identifying and evaluating nominees for director. The Nominating Committee may assess the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies are expected, due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Nominating Committee will consider various potential candidates for director which may come to the Nominating Committee’s attention through current Board members, professional search firms, stockholders or other persons. No fees were paid to any third party to identify or evaluate potential nominees for inclusion in this proxy statement.

In exercising its function of recommending individuals for nomination by the Board for election as directors, the Nominating Committee considers nominees recommended by stockholders. The Nominating Committee will consider candidates recommended by stockholders under the criteria summarized above. The Nominating Committee will make an initial analysis of the qualities and skills of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is suitable for service on our Board before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Nominating Committee as part of its review. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

If you would like the Nominating Committee to consider a prospective candidate, please submit the candidate’s name and biographical description to: China XD Plastics Company Limited, No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang, P.R. China, Attention: Chief Executive Officer.

Contacting the Board

You may contact any of our directors, or our independent directors as a group, by writing to them c/o China XD Plastics Company Limited, No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang, P.R. China, Attention: Chief Executive Officer. Your letter should clearly specify the name of the individual director or group of directors to whom your letter is addressed. Any communications received in this manner will be forwarded to the appropriate director(s) as addressed, except for solicitations or other matters unrelated to our company.

Director Compensation

The compensation of the Company’s directors who are also named executive officers is disclosed in the next section.

Non-employee directors are compensated in cash and restricted stock of the Company.  Mr. Leighton and Mr. Cosimo are paid $36,000 annually in cash and receive $50,000 in restricted stock per year.  The restricted stock is valued annually at an average closing price for the ten trading days prior to the valuation date on September 2.

Mr. Zhai and Mr. Yin are paid $5,143 annually and are issued $7,143 in restricted stock per year.  The stock is valued in the same method as Mr. Leighton and Mr. Cosimo.

The restricted stock awards vest six months after the date of grant subject to the condition the director is still serving on the board of directors.

EXECUTIVE OFFICERS

We currently have four executive officers.

Jie Han.  Please see “Information Regarding Nominees” above for a biographical discussion of Mr. Han, our Chief Executive Officer.

Qingwei Ma.  Please see “Information Regarding Nominees” above for a biographical discussion of Mr. Ma, our Chief Operating Officer.

Junjie Ma.  Please see “Information Regarding Nominees” above for a biographical discussion of Mr. Ma, our Chief Technology Officer

Taylor Zhang.  Please see “Information Regarding Nominees” above for a biographical discussion of Mr. Zhang, our Chief Financial Officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, our directors and executive officers and any persons holding more than 10% of our common stock are required to file with the SEC reports of their initial ownership of our common stock and any changes in ownership of such common stock. Copies of such reports are required to be furnished to us. We are not aware of any instances in fiscal year ended December 31, 2008 when an executive officer, director or any owner of more than 10% of the outstanding shares of our common stock failed to comply with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by each of the named executive officers for the fiscal years ended December 31, 2008 and 2007:

Name and Position	Fiscal Year	Salary	Bonus	Stock issuances	Option Awards	All Other Compensation	Total
Jie Han,	2008	$103,630	-	-	-	-	$103,630
Chief Executive Officer	2007	-	-	-	-	-	-
Qingwei Ma,	2008	$21,578	-	-	-	-	$21,578
Chief Operating Officer	2007	$5,782	-	-	-	-	$5,782
Junjie Ma,	2008	-	-	-	-	-
Chief Technology Officer(1)	2007		-	-	-	-	-
Taylor Zhang,	2008	-	-	-	-	-	-
Chief Financial Officer(2)	2007	-	-	-	-	-	-

(1)	Junjie Ma was appointed the Company’s Chief Technology Officer on May 26, 2009.
(2)	Taylor Zhang was appointed the Company’s Chief Financial Officer on May 1, 2009.

Employment Agreements

All of our officers and directors serve on an at-will basis.

Outstanding Equity Awards at Fiscal Year-End

None of our directors and executive officers had options, unvested stock or equity incentive plans for at the fiscal year ending December 31, 2008.

Current Equity Incentive Plans

   The Company has not authorized the issuance of any of our securities in connection with any form of equity compensation plans.

Change of Control and Retirement Arrangements

The Company does not have any change of control or retirement arrangements with its executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Table of Beneficial Ownership

The table below sets forth information as to (a) any person, including their address, known to us to own beneficially more than 5% of our voting securities, (b) equity securities beneficially owned by each of our officers and directors, (c) equity securities beneficially owned by each of the nominees named in this proxy statement; and (d) equity securities beneficially owned by the current executive officers and directors as a group. Beneficial ownership is determined in accordance with the SEC’s Regulation 13D-G. Accordingly, the information below reflects stock options, warrants, and other securities beneficially held by the specified person that may be exercised or converted into common stock within 60 days. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table to our knowledge have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them. The information in this table is as of October 26, 2009 based upon (i) 40,789,874 shares of common stock outstanding and (ii) 1,000,000 shares of Series B Preferred Stock.

			Percent of Combined Voting Power,
	Number of Shares of	Percent of	Of Common Stock and Series B
Owner (1)	Common Stock	Common Stock	Preferred Stock

Jie Han(2)	32,510,131	79.7%	87.8%
Qingwei Ma	-	-	-
Junjie Ma	-	-	-
Taylor Zhang	-	-	-
Lawrence Leighton	10,333	*	*
Cosimo Patti	8,734	*	*
Linyuan Zhai	1,278	*	*
Yong Jin	1,278	*	*
All officers and directors as a group	32,531,754	79.8%	87.9%

XD Engineering Plastics Company Limited(2) P.O. Box 957, Offshore Incorporations Centre Road Town, Tortola, British Virgin Islands	24,382,598	59.8%	75.9%

*Less than one percent.

(1)	Except as otherwise noted, each shareholder’s address is No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang, China 150078.

(2)
Jie Han’s common stock value includes 8,127,533 shares held by Jie Han and 24,382,598 shares held XD Engineering Plastics Company Limited (“XD”).  Jie Han currently owns 25% of XD and has a right to purchase an additional 14% of XD pursuant to an Option Agreement.  The remaining ownership of XD may be purchased by Jie Han if the Company hits certain milestones in the first three quarters of 2010.  XD is also the holder of all of the 1,000,000 shares of Series B Preferred Stock which controls 40% of the total voting power of the Company’s security holders.  For the purposes of this table XD’s holdings have been included in Jie Han’s personal holdings because they may be deemed to be beneficially held by Jie Han according to SEC regulations.  Jie Han disclaims beneficial ownership of the XD shares except to the extent of his pecuniary interest therein.

TRANSACTIONS WITH RELATED PERSONS

Jie Han, our Chief Executive Officer, is affiliated with two companies that have engaged in transactions with Xinda during the past two years. Mr. Han has used these two companies as a source of raw materials and equipment financing for Xinda, in order to reduce Xinda’s working capital expenses.

 Harbin Xinda High-Tech Co., Ltd. (“Xinda High-Tech) was founded by incumbent president of Xinda, Mr. Jie Han, in July 2003. Xinda Hegh-Tech is mainly engaged in production of electrical wire and wire harness and transactions of plastic materials. Mr. Jie Han transferred 89.29% shares he held in Xinda High-Tech to his wife Mrs. Limei Sun. However, Xinda High-Tech does not manufacture modified plastics in competition with Xinda. Xinda has engaged in transactions with Xinda High-Tech since 2007. The relationship has three aspects: an Asset Purchase Agreement, a lease contract and certain raw material purchases.

On September 20, 2008, Xinda signed the Asset Purchase Agreement with Xinda High-Tech that was discussed in the “Business” section of this Report. The Asset Purchase Agreement provides that Xinda will purchase from Xinda High-Tech six buildings, 19 assembly lines, and the related land use right. The buildings were recently built by Xinda High-Tech; the assembly lines were recently purchased by Xinda High-Tech, and have never been used.

Xinda High-Tech made the purchase for the benefit of Xinda because Xinda High-Tech is eligible to receive low-cost government financing that is not available to Xinda.

At the beginning of 2008, Mr. Han decided that Xinda should lease the plant and facilities of Xinda High-Tech’s newly-built automotive modified plastics production base. The parties entered into a lease contract for premises located at No. 9, Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, China, with an area of 23,893.53 square meters. The lease term was from May 1, 2008 to April 30, 2011. The lease payment was 2 million RMB per year.

In September 2008, as a result of the adjustment of Chinese industrial policy, the influence of international financial situation and the credit squeeze policy of the financial institutions, Xinda High-Tech’s lending bank requires Xinda High-Tech to pay all the due loans by the end of 2009. If Xinda High-Tech defaults, the bank will consider foreclosure based on the negotiation results of the parties. Considering Xinda’s overall business interest, Mr. Han decided that Xinda should purchase from Xinda High-Tech all assets related to the production of automotive modified plastics.

The purchase price paid by Xinda to Xinda High-Tech will be 240 million RMB (currently, USD$35,139,092). Payment of 50 million RMB by Xinda is due at the end of December 2008; the remaining 190 million is due at the end of September 2009. If Xinda is unable to make the payment scheduled for the end of 2008, the parties expect that the due date will be extended. However, Xinda will be responsible for any accumulated interests related to such past due payments. Xina High-Tech also agreed not to engage in the relevant production and sales in competition of Xinda’s major business.

Xinda High-Tech paid 265 million RMB (USD$38 million) to purchase the equipments and facilities for the production of automotive modified plastics. The purchase price of Xinda is RMB 240 million, which is 10% lower that the assets’ original history cost. By using acquisition to expand production capacity, Xinda has realized its sales plan two years earlier than constructing the plant itself. The acquisition also saves the costs increased by price inflation. Due to the increased value of China’s property and land usage, the assets have great potential of increasing in value.

During the year ended December 31, 2008, Xinda purchased raw materials from Xinda High-Tech for a purchase price of $869,491. Such raw materials are used to test the new equipments Xinda High-Tech recently purchased. The purchase price represents the cost incurred by Xinda High-Tech for the goods.

On February 21, 2009, Xinda entered into an amendment to that certain Asset Purchase Agreement (“Purchase Agreement”) by and between Xinda and Xinda High-Tech., dated September 20, 2008. The amendment provides that the payment date under the Purchase Agreement has been extended to on or before December 31, 2009.

Heilongjiang Xinda Hyundai Engineering Plastics Co, Ltd (Heilongjiang Xinda Hyundai. Heilongjiang Xinda Hyundai Engineering Plastics Co, Ltd. is a company owned 25% by Hyundai Engineering Plastics Co, Ltd, and 75% by Xinda High-Tech). Since its organization, Heilongjiang Xinda Hyundai has no operations other than the sale of small amounts of raw materials for the plastics. In October 2008, the Board approved the resolution to liquidate the company. Under this circumstance, Heilongjiang Xinda Hyundai agreed to sell its raw materials to Xinda at their purchase prices. During 2007 Xinda paid $440,554 to Hyundai Engineering Plastics Co, Ltd. for these raw materials, and $223,455 in 2008 to the same company. The purchase prices represent the cost incurred by Hyundai Engineering Plastics Co, Ltd. for the raw materials.

As of December 31, 2008, the Company has borrowed a total amount of $332,283 from Mr. Jie Han and $214,951 from Ms. Qiuyao Piao. The loans are intended to be interest free and due upon demand .Other than the aforesaid relationships and transactions, none of our officers or directors has engaged in any transaction during the past fiscal year or the current fiscal year that had a transaction value in excess of $60,000.

The Company currently does not have a related person transaction policy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Bagell Josephs, Levine & Company, LLC has served as our registered independent auditor for the most recently completed fiscal year.

Audit Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, Bagell Josephs, Levine & Company, LLC and Robison, Hill & Co., respectively, have billed us the following fees for services rendered in connection with the audit and other services in respect to these years:

Category	2008	2007

Audit Fees(1)	$95,000	$13,855
Audit-Related Fees	—	—
Tax Fees(2)	$—	$145
All Other Fees(3)	2,500	—
Total	$97,500	$14,000

(1)
Services rendered for the audit of our annual financial statements included in our report on Form 10-K and the reviews of the financial statements included in our reports on Form 10-Q filed with the SEC.

(2)	Services in connection with the preparation of tax returns and the provision of tax advice.
(3)	Services related to other miscellaneous securities filings

All (100%) of the fees described above were preapproved by our Board of Directors.

Changes in and Disagreements with Accountants

        On December 31, 2008, the Company changed its principal independent accountants. On such date, Robison, Hill & Co. was dismissed from serving as the Company’s principal independent accountants and the Company retained Bagell, Josephs, Levine & Company, LLC as its principal independent accountants. The decision to change accountants was approved by the Company’s Board of Directors on December 31, 2008.

        On November 2, 2009, the Company changed its principal independent accountants. On such date, Bagell, Josephs, Levine & Company, LLC was dismissed from serving as the Company’s principal independent accountants and the Company retained Moore Stephens HK as its principal independent accountants. The decision to change accountants was recommended by the Company’s Audit Committee and approved by the Board of Directors on November 2, 2009.

The Dismissal of Robison, Hill & Co.

        Robison, Hill & Co. was the independent registered public accounting firm for the Company from December 31, 2004 to December 31, 2008. None of Robinson, Hill & Co.'s reports on the Company’s financial statements from December 31, 2004 to December 31, 2008, (a) contained an adverse opinion or disclaimer of opinion, (b) was modified as to uncertainty other than mentioned below, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Robison, Hill & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(ii) of Regulation S-K occurred during the period in which Robison, Hill & Co. served as the Company’s principal independent accountants.

The Engagement of Bagell, Josephs, Levine & Company, LLC

Prior to December 31, 2008, the date that Bagell Josephs Levine & Company, LLC was retained as the principal independent accountants of the Company:

(1)     The Company did not consult Bagell Josephs Levine & Company, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s financial statements;

(2)     Neither a written report nor oral advice was provided to the Company by Bagell Josephs Levine & Company, LLC that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)     The Company did not consult Bagell Josephs Levine & Company, LLC regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Dismissal of Bagell, Josephs, Levine & Company, LLC

        Bagell, Josephs, Levine & Company, LLC was the independent registered public accounting firm for the Company from December 31, 2008 to November 2, 2009. None of Bagell, Josephs, Levine & Company, LLC 's reports on the Company’s financial statements from December 31, 2008 to November 2, 2009, (a) contained an adverse opinion or disclaimer of opinion, (b) was modified as to uncertainty other than mentioned below, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Bagell, Josephs, Levine & Company, LLC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(ii) of Regulation S-K occurred during the period in which Bagell, Josephs, Levine & Company, LLC served as the Company’s principal independent accountants.

The Engagement of Moore Stephens HK

Prior to November 2, 2009, the date that Moore Stephens HK was retained as the principal independent accountants of the Company:

(1)     The Company did not consult Moore Stephens HK regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s financial statements;

(2)     Neither a written report nor oral advice was provided to the Company by Moore Stephens HK that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)     The Company did not consult Moore Stephens HK regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K.

REPORT OF THE BOARD OF DIRECTORS

The Board of Directors reviews our financial reporting process. Management has primary responsibility for this process, including our system of internal controls, and for the preparation of our consolidated financial statements in accordance with generally accepted accounting principles. Our independent auditors, and not the Board of Directors, are responsible for auditing and expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

The Board of Directors has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Board of Directors received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence from the Company and its management.

Based on the reviews and discussions referred to above, the Board of Directors has approved that the audited financial statements be included in our Annual Report on SEC Form 10-K for the year ended December 31, 2008 for filing with the SEC.

Submitted by the Board of Directors,

Jie Han
Qingwei Ma
Taylor Zhang
Lawrence Leighton
Cosimo Patti
Linyuan Zhai
Yong Jin.

The material in the Report of the Board of Directos is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ADDITIONAL INFORMATION

Stockholder Proposals for Annual Meetings

Proposals of stockholders intended to be presented at the next annual meeting must be received by us at our offices at China XD Plastics Company Limited, No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang, P.R. China, Attention: Chief Executive Officer, no later than July 31, 2010, a date not less than one hundred twenty (120) days prior to one year anniversary of our initial mailing to stockholders of this proxy statement. Any stockholder proposals must satisfy the conditions established by the SEC for inclusion in our proxy materials.

Annual Meeting Date

We did not hold a 2008 Annual Meeting of Stockholders.

Annual Report to Stockholders

Our fiscal year ending December 31, 2008 Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 2008, is being mailed to stockholders concurrently with this proxy statement. The Annual Report, however, is not part of the proxy solicitation material. A copy of our Annual Report on Form 10-K filed with the SEC may be obtained free of charge by writing to China XD Plastics Company Limited, No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang, P.R. China, Attention: Chief Executive Officer.

    Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 1, 2009:  The 2009 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2008 are available at http://www.shareholdermaterial.com/chinaxd.

Appendix A

2009 Stock Option / Stock Issuance Plan

CHINA XD PLASTICS COMPANY LIMITED

2009 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This Plan is intended to promote the interests of China XD Plastics Company Limited (the “Corporation”), by providing eligible persons employed by or serving the Corporation or any Subsidiary or Parent with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A. The Plan shall be divided into two separate equity programs:

(1) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(2) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A. The Board shall administer the Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issued under the Plan as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issued under the Plan.

C. The Plan Administrator shall have full authority to determine, (1) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (2) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares. Each option grant or stock issuance approved by the Plan Administrator shall be evidenced by the appropriate documentation.

IV.        ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(1) employees;

(2) members of the Board and the members of the board of directors of any Parent or Subsidiary; and

(3) independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

V.	STOCK SUBJECT TO THE PLAN

A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 7,800,000 shares.

B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested Shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (1) the maximum number and/or class of securities issuable under the Plan and (2) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final and binding. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

D. The grant of options or the issuance of shares of Common Stock under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

OPTION GRANT PROGRAM

I.	OPTION TERMS

A. Exercise Price.

(1) The Plan Administrator shall fix the exercise price per share. However, (a) if the option is granted to a 10% Stockholder, the exercise price per share must not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted, (b) if a Non-Statutory Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share must not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted and (c) if an Incentive Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the option is granted.

(2) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price (and any applicable withholding taxes) may also be paid as follows:

(a) in shares of Common Stock held for the requisite period, if any, necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

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(b) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten years measured from the option grant date.

C. Effect of Termination of Service.

(1) The following provisions shall govern the exercise of any options granted to the Optionee that remain outstanding at the time the Optionee’s Service ceases:

(a) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then each option shall be exercisable for the number of shares subject to the option that were Vested Shares at the time the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the three month anniversary of the date Optionee’s Service ceased or (ii) the expiration date of the option.

(b) Should the Optionee cease to remain in Service by reason of death or Disability, then each option shall be exercisable for the number of shares subject to the option which were Vested Shares at the time of the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the twelve month anniversary of the date Optionee’s Service ceased or (ii) expiration date of the option.

(c) No additional vesting will occur after the date the Optionee’s Service ceases, and the option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the expiration date of the term of the option, the option shall terminate with respect to the Vested Shares.

(d) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then each outstanding option granted to the Optionee shall terminate immediately with respect to all shares.

(2) Understanding that there may be adverse tax and accounting consequences to doing so, the Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service for such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option, and/or

(b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of Vested Shares for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

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E. Unvested Shares. The Plan Administrator shall have the discretion to grant options that are exercisable for Unvested Shares. Should the Optionee’s Service cease while the shares issued upon the early exercise of the Optionee’s option are still unvested, the Corporation shall have the right to repurchase, any or all of those Unvested Shares at the lower of (1) the exercise price paid per share, or (2) the Fair Market Value per share on the date the Optionee’s Service ceased. Once the Corporation exercises its repurchase right, the Optionee shall have no further stockholder rights with respect to those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any such repurchase must be made in accordance with applicable corporate law. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option is granted. However, such limitation shall not apply to options granted to individuals who are officers, independent consultants or directors of the Corporation.

F. Limited Transferability of Options. An Incentive Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. A Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to a trust established exclusively for one or more such family members or to the Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000.

C. Term of Option Granted to a 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five years measured from the date the option is granted.

III.	CHANGE IN CONTROL

A. The shares subject to each option outstanding under the Plan at the time of a Change in Control shall automatically become Vested Shares, and each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option. However, the shares subject to an outstanding option shall not become Vested Shares on an accelerated basis if and to the extent: (1) such option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (2) such option is to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control and provides for subsequent payout of that spread no later than the time the Optionee would vest in those Unvested Shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

B. All outstanding repurchase rights under the Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of any Change in Control, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to Unvested Shares is to be held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the Change in Control transaction or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

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C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

D. Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (1) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (2) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of the Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that the option shall become immediately exercisable and some or all of the shares subject to those options shall automatically become Vested Shares (and some or all of the repurchase rights of the Corporation with respect to the Unvested Shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control or another specified event, or the Optionee’s Involuntary Termination within a designated period following a specified event.

F. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to some or all of the shares held by the Optionee at the time of a Change in Control or other specified event, or the Optionee’s Involuntary Termination following a specified event, shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall become Vested Shares at that time.

G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation set forth in Section II.C. of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

IV.	CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

A. Purchase Price.

(1) The Plan Administrator shall fix the purchase price per share. However, if shares are issued under the Stock Issuance Program to a 10% Stockholder, then the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of issuance or (b) if shares are issued under the Stock Issuance Program to a Participant who is not a 10% Stockholder, then the purchase price per share shall not be less than 85% of the Fair Market Value per share of Common Stock on the date of issuance.

(2) Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a) cash or check made payable to the Corporation,

(b) past services rendered to the Corporation (or any Parent or Subsidiary), or

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(c) a promissory note to the extent permitted by Section I of Article Four.

B. Vesting Provisions.

(1) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be Vested Shares or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any shares of Common Stock issued under the Stock Issuance Program which is more restrictive than 20% per year vesting, with the initial vesting to occur no later than one year after the shares are issued. Such limitation shall not apply to shares issued to individuals who are officers, independent consultants or directors of the Corporation.

 (2) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Unvested Shares by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s Unvested Shares treated as if acquired on the same date as the Unvested Shares and (b) such escrow arrangements as the Plan Administrator shall deem appropriate.

(3) The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

(4) Should the Participant cease to remain in Service while holding one or more Unvested Shares issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such Unvested Shares, then the Corporation shall have the right to repurchase the Unvested Shares at the lower of (a) the purchase price paid per share or (b) the Fair Market Value per share on the date Participant’s Service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any repurchase must be made in compliance with the relevant provisions of New York law.

(5) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more Unvested Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s Service ceases or he or she attains the applicable performance objectives.

II.	CHANGE IN CONTROL

A. Upon the occurrence of a Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to the Unvested Shares is held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the terms of the Change in Control transaction, or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the Unvested Shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate in whole or in part on an accelerated basis, and some or all of the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of a Change of Control or other event or the Participant’s Service is terminated by reason of an Involuntary Termination within a designated period following a Change in Control or any other specified event.

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ARTICLE FOUR

MISCELLANEOUS

I.	FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note secured by the purchased shares. The Plan Administrator, after considering the potential adverse tax and accounting consequences, shall set the remaining terms of the note. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.	FIRST REFUSAL RIGHTS

The Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee or Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

III.	SHARE ESCROW/LEGENDS

Unvested Shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Unvested Shares vest or may be issued directly to the Participant or Optionee with restrictive legends on the certificates evidencing the fact that the Participant or Optionee does not have a vested right to them.

IV.	EFFECTIVE DATE AND TERM OF PLAN

  A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Corporation’s stockholders approve the Plan. If such stockholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

  B. The Plan shall terminate upon the earlier of (1) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (2) termination by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

V.	AMENDMENT OR TERMINATION OF THE PLAN

  A. The Board shall have complete and exclusive power and authority to amend or terminate the Plan or any awards made thereunder in any or all respects. However, no such amendment or termination shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or termination. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

  B. Although there may be adverse accounting consequences to doing so, options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

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VI.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for any corporate purpose.

VII.	WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

VIII.	REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (A) upon the exercise of any option or (B) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

IX.	NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

X.	FINANCIAL REPORTS

The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option granted or shares issued under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

XI.	SHARE RESERVE

The maximum number of shares of Common Stock that may be issued over the term of the Plan together with the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Corporation shall not exceed 30’% of the then outstanding shares (on an as if converted basis) of the Corporation unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares of the Corporation entitled to vote on such matter.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a stockholder-approved merger, consolidation or other reorganization in which securities representing more than 50% of the total combined voting power of the Corporation’s outstanding securities are beneficially owned, directly or indirectly, by a person or persons different from the person or persons who beneficially owned those securities immediately prior to such transaction;

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13-d3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities from a person or persons other than the Corporation.

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In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control. In no event shall a merger of the Corporation’s Parent with the Corporation constitute a Change in Control.

C. Code shall mean the Internal Revenue Code of 1986, as amended.

D. Committee shall mean a committee of one or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean China XD Plastics Company Limited, a Nevada corporation, or the successor to all or substantially all of the assets or the voting stock of China XD Plastics Company Limited which has assumed the Plan.

G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option has been exercised in accordance with the applicable option documentation.

J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time listed on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate but shall be determined without regard to any restriction other than a restriction which, by its term will never lapse.

K. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (B) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation or any Parent or Subsidiary employing the individual, or (C) a relocation of such individual’s place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected without the individual’s written consent.

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M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; provided, however, that if the term or concept has been defined in an employment agreement between the Corporation and the Optionee or Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O. Non-Statutory Option shall mean an option that does not satisfy the requirements of Code Section 422.

P. Option Grant Program shall mean the option grant program in effect under the Plan.

Q. Optionee shall mean any person to whom an option is granted under the Plan.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T. Plan shall mean the China XD Plastics Company Limited 2009 Stock Option/Stock Issuance Plan, as set forth in this document.

U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a member of the board of directors or an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

X. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Y. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Z. 10% Stockholder shall mean the owner of stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

AA. Unvested Shares shall mean shares of Common Stock have not vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s repurchase right.

BB. Vested Shares shall mean shares of Common Stock which have vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s repurchase right.

10

PROXY CARD

CHINA XD PLASTICS COMPANY LIMITED
ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 1, 2009, 10:00 A.M. LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned stockholder of Common Stock and/or Series B Preferred Stock of China XD Plastics Company Limited, a Nevada corporation (the “Company”), hereby appoints Jie Han and Taylor Zhang and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company, to be held at the Company’s New York office, located at 11 Broadway Suite 1004, New York, NY 10004, on December 1, 2009, 10:00 a.m. local time, and any adjournments or postponements thereof (the “Annual Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN, BUT IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” ALL NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2 AND PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES IN THEIR DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. SHAREHOLDERS WHO PLAN TO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXY BY CASTING THEIR VOTE AT THE ANNUAL MEETING IN PERSON.

PROXY CARD

Annual Meeting Proxy Card

A. Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

01 – Jie Han	02 – Qingwei Ma
03 – Taylor Zhang 05 - Cosimo Patti 07 - Yong Jin.	04 - Lawrence Leighton 06 - Linyuan Zhai

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHOLD vote from all nominees

☐	For All EXCEPT – To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
2. To ratify the selection of Moore Stephens HK as the Company’s independent auditors for the year ending December 31, 2009.	☐	☐	☐

	For	Against	Abstain
3. To approve the 2009 Stock Option / Stock Issuance Plan.	☐	☐	☐

B. Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yy) – Please print date below.	Signature 1 – Please keep signature within box.	Signature 2 – Please keep signature within box.

Meeting Attendance: Mark the box to the right if you plan to attend the Annual Meeting.	☐